UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2023

PHOENIX BIOTECH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40877	87-1088814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, Suite 705, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

(215) 731-9450

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	PBAXU	NASDAQ Global Market
Class A common stock, par value $0.0001 per share	PBAX	NASDAQ Global Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PBAXW	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on December 16, 2022, Phoenix Biotech Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at 11:00 a.m. Eastern Time for the purposes of considering and voting upon, among other things, a proposal to amend its amended and restated certificate of incorporation (the “Charter Amendment”) to extend the business combination deadline to April 8, 2023 and provide its board of directors the ability to further extend such deadline up to three additional times for one month each time, until a latest possible date of July 8, 2023. Such Charter Amendment was approved and was filed with the Secretary of State of the State of Delaware on December 20, 2022.

In connection with the approval of the Charter Amendment, holders of 16,211,702 shares of Class A common stock, par value $0.0001 per share (“Class A Shares”) exercised redemption rights. As a result, following satisfaction of such redemptions, as of the date of this Current Report on Form 8-K, the Company has 2,173,298 Class A Shares outstanding, of which 1,288,298 are Class A Shares issued to the public in the Company’s initial public offering, which Class A Shares are entitled to receive a pro rata portion of the remaining funds in the Company’s trust account in connection with its initial business combination, a liquidation or certain other events, and 885,000 are Class A Shares included in the private placement units acquired in the private placement by Phoenix Biotech Sponsor, LLC (“Sponsor”) and other investors concurrent with the Company’s IPO, which Class A Shares do not have redemption rights.

On December 20, 2022, the Sponsor deposited $350,000 in the trust account in connection with the extension of the business combination deadline.

From December 28, 2022 through January 27, 2023, the Company withdrew approximately $16,000 to pay tax expenses and made a series of payments of an aggregate of $167,693,708.48 to holders of redeemed Class A Shares (an aggregate of $10.34 per redeemed Class A Share). As a result of the deposit described above, such payments and accrual of interest, the balance in the trust account as of the date of this Current Report on Form 8-K is approximately $13.8 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX BIOTECH ACQUISITION CORP.

By:	/s/ Chris Ehrlich
Name:	Chris Ehrlich
Title:	Chief Executive Officer

Dated: January 27, 2023